UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2005

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive
Waco, Texas 76712
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 28, 2005, FirstCity Financial Corporation (“FirstCity” or the “Company”) issued a press release (“Press Release”) announcing that it has filed an application for an industrial bank charter with the State of Utah Department of Financial Institutions and an application for deposit insurance with the Federal Deposit Insurance Corporation (FDIC).  A copy of this Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to the full text of Exhibit 99.1.

On November 28, 2005, FirstCity held a conference call to discuss the filing of the application for the industrial bank and FirstCity’s plans related to the formation and operation of the industrial bank.  James T. Sartain, President and CEO of FirstCity Financial Corporation, stated in the conference call that the investment contemplated by FirstCity would be made through existing lines of credit of the Company and would not restrict its investment in its distressed asset and value investment operations.  Mr. Sartain further noted that the business plan contemplated that the balance sheet of the industrial bank would grow to $300,000,000 during its first three years of operation maintaining a 10 to 1 total assets to equity ratio.  The replay of the conference call, as more fully described in the Press Release attached hereto as Exhibit 99.1, will be available approximately two hours after the presentation is completed and will remain available until Monday, December 12, 2005. FirstCity has posted a presentation related to formation of and plans for the industrial bank on its website and expects to use such slides, possibly with variations, at investor presentations. A copy of the text of the presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The text of the presentation is incorporated by reference into this Item 7.01, and the foregoing description of the presentation is qualified in its entirety by reference to the full text of Exhibit 99.2.  By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of FirstCity, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

The information contained in the press release and the slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  Pursuant to General Instructions B.2 of Form 8-K, the following exhibits are furnished with this Form 8-K.

99.1 - Press release of the Company, dated November 28, 2005

99.2 - Text of Slideshow related to formation of Industrial Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: November 28, 2005	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 - Press release of the Company, dated November 28, 2005

99.2 - Text of Slideshow related to formation of Industrial Bank